SHORT-TERM INVESTMENTS	12 Months Ended
Dec. 31, 2018
SHORT-TERM INVESTMENTS
SHORT-TERM INVESTMENTS

3. SHORT-TERM INVESTMENTS

Short-term investments as of December 31, 2017 and 2018 were as follows:

	As of December 31,
	2017	2018
Wealth Management Products	293,533	252,805

The Group classifies the wealth management products as "available-for-sale" debt securities which are recorded at fair value. For the years ended December 31, 2016, 2017 and 2018, the Group recorded RMB1,415, RMB5,181 and RMB8,734 increase in fair value of these available-for-sale debt securities, net of tax, in other comprehensive income (loss), respectively, and nil, RMB1,154 and RMB10,869 of realized gains transferred from other comprehensive income to other income (loss) when the security was sold. No impairment charges were recorded for the years ended December 31, 2016, 2017 and 2018, respectively.